UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2024 (January 8, 2024)
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On January 9, 2024, C4 Therapeutics, Inc. (the “Company”) announced that, following a strategic review, it was focusing its capital allocation on programs with the highest potential for value creation and patient impact. The Company is making purpose-led changes to align with its mission and vision and ensure the Company is well positioned for the future. These changes are designed to optimize the Company’s cost structure by reducing the size of its workforce (the “Restructuring”). The Company is prioritizing investment in the execution of its Phase 1/2 clinical trial of CFT7455, an oral degrader of IKZF1/3 for the potential treatment of relapsed refractory multiple myeloma and relapsed refractory non-Hodgkin’s lymphomas and its Phase 1/2 clinical trial of CFT1946, an oral degrader targeting BRAF V600X mutations for the potential treatment of solid tumors including non-small cell lung cancer, colorectal cancer and melanoma; supporting collaboration partners in drug discovery efforts; and advancing the Company’s proprietary internal programs. The employees impacted by the strategic imperatives and resulting Restructuring were notified on January 9, 2024 and represent approximately 30% of the workforce or 45 positions. The reductions will be substantially complete by the end of the first quarter of 2024.
As a result of these changes, the Company estimates that it will incur charges of approximately $3 million. The Company anticipates recognizing the majority of these expenses in the first quarter of 2024.
The estimates of costs, expenses and savings that the Company expects to incur in connection with the changes are contingent upon various assumptions and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events related to or resulting from these strategic steps.
Item 7.01 Regulation FD Disclosure.
On January 9, 2024, the Company issued a press release announcing the Restructuring, its key milestones for 2024, and preliminary financial information, including its unaudited cash, cash equivalents, and marketable securities as of January 5, 2024. The full text of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the Company’s expectations regarding the timing and results of the Restructuring; the estimated charges and costs expected to be incurred therewith; the Company’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; and expectation that the Restructuring will preserve its cash runway into 2027. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed February 23, 2023, its Quarterly Reports on Form 10-Q filed on May 4, 2023, August 8, 2023, and November 10, 2023, and its other filings made with the Securities and Exchange Commission from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release issued January 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: January 9, 2024	By:	/s/ Kendra R. Adams
Kendra R. Adams
Chief Financial Officer